September 13, 1996
American Rivers Oil Company
Mr. Karlton Terry
Mr. Jubal S. Terry
700 East Ninth Avenue
Denver, Colorado 80203

Gentlemen:

     This letter agreement (this "Agreement") is entered into by and among American Rivers Oil Company, a Wyoming corporation ("AROC"), Karlton Terry, individually, and Jubal S. Terry, individually (all of the foregoing being herein collectively called "Borrower"), and Professional Bank, a Colorado state-chartered bank, in order to provide for the terms upon which Professional Bank will make available to Borrower a reducing revolving line of credit and by which such line of credit will be governed.

ARTICLE 1: THE LOAN
-------------------

     1.1. The Loan. (a) Subject to the other terms and conditions of this Agreement, Professional Bank agrees to make advances ("Advances") to Borrower from time to time requested by Borrower, each such Advance to be made after the submission of a written advance request to Professional Bank in the form of Exhibit A attached hereto and made a part hereof, no later than 2:00 p.m., Denver time, at least one business day prior to such Advance.

          (b) Professional Bank shall not have any obligation to: (1) make an Advance after September 12, 1997, (2) make an Advance in an amount less than $5,000, or (3) make an Advance if, at the time immediately after the making of such Advance, the aggregate amount of all Advances outstanding hereunder would exceed the amount specified in Exhibit B attached hereto and made a part hereof for that time (the "Commitment Amount").

          (c) Within the limitation of the Commitment Amount and subject to the other terms and provisions hereof, Borrower may borrow, repay and reborrow hereunder. The Advances described above shall be herein collectively referred to as the "Loan". Borrower hereby expressly requests and irrevocably authorizes Professional Bank to make the Loan.

American Rivers Oil Company, et al.
September 13, 1996
Page 2

     1.2. Borrower's obligation to repay the Loan, with interest thereon, shall be evidenced by a Promissory Note in the form of Exhibit C attached hereto and made a part hereof (the "Note"). The Note shall bear interest on the outstanding principal balance thereof at the rates per annum provided in the Note.

     1.3. Mandatory principal payments from Borrower to Professional Bank shall be required as set forth in Section 2.2 below. The entire outstanding principal balance of the Loan, together with all accrued interest and other amounts payable to Professional Bank hereunder or under the Note, shall be due and payable, if not previously paid, on September 13, 1997.

     1.4. In no event shall the proceeds of the Loan be used for any purpose other than: (a) the repayment of an existing loan from Professional Bank to Borrower, (b) the repayment, within 60 days of the date hereof, of an existing loan in the amount of $100,000 from Bishop Capital Corporation to Borrower, (c) future purchases of producing oil and/or gas properties, (d) expenditures made to improve producing oil and/or gas properties owned by Borrower, and (e) costs incurred pursuant to or in connection with this Agreement.

ARTICLE 2: SECURITY; MANDATORY PAYMENTS; FEE
--------------------------------------------

     2.1. The Note will be secured by the security documents to be delivered by AROC to Professional Bank upon the execution and delivery of this Agreement and any additional security documents hereafter delivered by Borrower (or any of the persons or entities comprising Borrower) and accepted by Professional Bank (all of the foregoing being herein collectively referred to as the "Security Documents").

     2.2. If at any time, the outstanding principal balance of the Loan is greater than the Commitment Amount described in Exhibit B for that time, an Event of Default shall be deemed to have occurred hereunder unless Borrower, within 10 days after notice from Professional Bank, prepays the principal of the Loan such that the outstanding principal balance of the Loan is reduced by a sufficient amount to be less than the Commitment Amount.

     2.3. Borrower shall pay to Professional Bank at closing (from the initial Advance): (a) a facility fee in the amount of $10,000, (b) estimated legal and recording fees in the amount of $6,000, (c) engineering fees in the amount of $5,839.55, and (d) $608,742.00 plus accrued interest to pay off in its entirety Loan #070015001.

American Rivers Oil Company, et al.
September 13, 1996
Page 3

ARTICLE 3: CONDITIONS PRECEDENT TO THE LOAN
-------------------------------------------

     3.1. Professional Bank shall have no obligation to make the Loan unless Professional Bank shall have received all of the following at its office in Englewood, Colorado, duly executed and delivered and in form, substance and date satisfactory to Professional Bank:

          (a)  The Note.

          (b)  The Security Documents.

          (c)  A guaranty from Karlton Terry Oil Company ("Guarantor").

          (d)  The amounts payable by Borrower pursuant to Section 2.3 above.

          (e) Such title opinions, supplemental title opinions, UCC searches and other title information concerning Borrower's title to the collateral covered by the Security Documents (the "Collateral") or any portions thereof as may be satisfactory to Professional Bank.

          (f) Such evidence as Professional Bank may require as to the authority of Borrower to execute the loan documents, the enforceability of the loan documents, pending or threatened litigation and other matters, including without limitation certificates in the form of Exhibits D and E attached hereto and made a part hereof.

          (g)  Any and all other loan documents required by Professional Bank.

ARTICLE 4: COVENANTS OF BORROWER
--------------------------------

     4.1. Borrower warrants, covenants and agrees that until the full and final payment of all amounts payable hereunder and the termination of this Agreement, unless Professional Bank has previously agreed otherwise in writing:

          (a) Payment and Performance. Borrower will pay all amounts due in accordance with the terms of this Agreement, the Note and any other applicable loan documents and will in all material respects observe, perform and comply with every covenant, term and condition express or implied in this Agreement, the Note or any other applicable loan document.

American Rivers Oil Company, et al.
September 13, 1996
Page 4

          (b) Books Financial Statements and Records. AROC will at all times maintain full and accurate books of account and records and a standard system of accounting, and Borrower will furnish the following statements and reports to Professional Bank at Borrower's expense:

          (1) As soon as available, and in any event: (a) within 120 days after the end of each fiscal year of AROC, complete financial statements of AROC, prepared in reasonable detail and in accordance with generally accepted accounting principles, containing at least a balance sheet as of the end of such fiscal year and a statement of income and cash flow, setting forth in comparative form the corresponding figures for the preceding fiscal year, and (b) by August 1, 1997, complete personal financial statements of Karlton Terry and Jubal S. Terry and complete financial statements of Guarantor, all prepared as of not earlier than June 30, 1997 and prepared in reasonable detail and in accordance with accounting principles acceptable to Professional Bank;

          (2) As soon as available, and in any event within 90 days after the end of each fiscal quarter of AROC, complete financial statements of AROC, prepared in reasonable detail and in accordance with generally accepted accounting principles, containing at least a balance sheet as of the end of such fiscal quarter and a statement of income and cash flow, setting forth in comparative form the corresponding figures for the preceding fiscal year;

          (3) As soon as available and in any event within 30 days after filing, signed copies of any and all federal and state income tax returns (and any and all amendments thereto) of AROC, Guarantor, Karlton Terry and Jubal S. Terry;

          (4) As soon as available, and in any event within 60 days after the end of each calendar quarter (commencing with the calendar quarter ending September 30,

American Rivers Oil Company, et al.
September 13, 1996
Page 5

               1996), a report in a form satisfactory to Professional Bank describing, for each month during such calendar quarter, on a lease-by-lease basis, the gross volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) during such calendar quarter from the Collateral, and describing the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred during such calendar quarter; and

          (5) By July 1, 1997, an engineering report and economic evaluation prepared as of October 31, 1997 by one or more petroleum engineers chosen by Borrower and acceptable to Professional Bank, covering all oil and gas properties and interests included in the Collateral. This engineering report shall be in form and substance satisfactory to Professional Bank and shall contain information and analysis comparable in scope to that contained in the engineering report heretofore delivered by Borrower to Professional Bank covering the Collateral.

          (c) Other Information and Inspections. Borrower will furnish to Professional Bank any information which Professional Bank may from time to time request concerning any covenant, provision or condition of this Agreement, the Note or any other applicable loan document or any matter in connection with the businesses or operations of any of the persons or entities comprising Borrower and will permit representatives appointed by Professional Bank to visit and inspect, at their sole risk, any and all properties and facilities of any of the persons or entities comprising Borrower, including their books of account, other books and records, and any facilities or other business assets.

          (d) Notice of Material Events. Borrower will promptly notify Professional Bank: (1) of any material adverse change in the financial condition of, or any material occurrence (including without limitation acceleration of debts, filing of - suits or claims) with respect to, Borrower or any of the persons or entities comprising Borrower, or (2) of the occurrence of any Event of Default, or any event that, with the giving of notice, the lapse of time or both, would become an Event of Default.

American Rivers Oil Company, et al.
September 13, 1996
Page 6


Borrower will also notify Professional Bank in writing at least twenty business days prior to the date that AROC changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting that Professional Bank prepare the same.

          (e) Maintenance of Existence and Qualifications. AROC will maintain and preserve its existence as a corporation and its rights and franchises in full force and effect and will qualify to do business as a foreign corporation in all places where required by applicable law. Borrower will cause Guarantor to maintain and preserve its existence as a corporation and its rights and franchises in full force and effect and to qualify to do business as a foreign corporation in all places where required by applicable law.

          (f) Maintenance of Properties. Borrower will maintain, preserve, protect, and keep all property used or useful in the conduct of Borrower's business in accordance with the standards of a reasonable and prudent operator.

          (g) Payment of Trade Debt, Taxes. etc. Borrower will: (1) timely file all required tax returns; (2) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; and (3) timely pay all obligations owed by it on ordinary trade terms to vendors, suppliers and other persons and entities providing goods and services used by Borrower in the ordinary course of Borrower's business. Borrower may, however, delay paying or discharging any such amounts so long as it is in good faith contesting the validity thereof by appropriate proceedings.

          (h) Payment of Expenses. Borrower will promptly (and in any event within 30 days after any invoice or other statement or notice) pay all reasonable costs and expenses incurred by or on behalf of Professional Bank (including attorneys' fees) in connection with: (1) the preparation, execution and delivery of this Agreement, the Note and any and all other loan documents (including without limitation any and all future amendments or supplements thereto or restatements thereof), and any and all consents, waivers or other documents or instruments relating thereto, (2) the filing, recording, refiling and re-recording of any Security Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded, (3) the examination of Borrower's title to the Collateral, and (4) the enforcement, after the occurrence of an Event of Default, of this Agreement, the Note and any other applicable loan documents.

American Rivers Oil Company, et al.
September 13, 1996
Page 7


          (i) Compliance with Agreements and Law. Borrower will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound, in such a way that they result in no material adverse effect upon the Collateral or Borrower's ability to perform its obligations under this Agreement. Borrower will conduct its business and affairs in compliance with all laws, regulations, and orders applicable thereto (including without limitation those relating to pollution and other environmental matters).

          (j) Additional Security Documents. Promptly after a request therefor by Professional Bank at any time and from time to time, Borrower will execute and deliver to Professional Bank such additional Security Documents and/or amendments to existing Security Documents as Professional Bank may deem necessary or appropriate in order to grant to Professional Bank a perfected lien on and security interest in any or all oil and/or gas interests owned by Borrower.

          (k) Operating Accounts. AROC will maintain its principal operating accounts with Professional Bank, to which accounts the proceeds of the sales of production from the Collateral will be paid by the purchasers of production therefrom.

          (l) Insurance. AROC will maintain with financially sound and reputable insurance companies, insurance with respect to its business, operations and properties in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business.

     4.2. Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Professional Bank has previously agreed otherwise in writing:

          (a) Limitation on Liens. AROC will not create, assume or permit to exist any lien or encumbrance upon any of AROC's properties or assets, whether now owned or hereafter acquired, except: (1) liens and encumbrances at any time existing in favor of Professional Bank; (2) statutory liens for taxes, statutory or contractual mechanics' and materialmen's liens incurred in the ordinary course of business, and other similar liens incurred in the ordinary course of business; provided that such liens secure only debt which is not delinquent or which is being contested as provided in Section 4.1(g) above; and (3) liens currently existing on certain of Borrower's Louisiana properties to secure an existing debt of Borrower to Bishop Capital Corporation in an amount not in excess of $100,000.

American Rivers Oil Company, et al.
September 13, 1996
Page 8

          (b) Additional Debt. AROC will not create, incur, assume or permit to exist any outstanding debt, except: (1) the Loan, (2) trade debt owed to suppliers, pumpers, mechanics, materialmen and others furnishing goods or services to AROC in the ordinary course of AROC's business, and (3) existing debt of Borrower shown on the financial statements heretofore submitted by Borrower to Professional Bank.

          (c) Limitation on Sales of Property. AROC will not sell, transfer, lease, exchange, alienate or dispose of any of the assets of AROC except as follows (and the following exceptions shall be subject to any limitations contained in the Security Documents): (1) equipment which is worthless or obsolete, which is replaced by equipment of equal suitability and value or which is salvaged from wells which have been plugged and abandoned by or on behalf of AROC; (2) inventory (including oil and gas sold as produced) which is sold in the ordinary course of business; and (3) personal property located on oil and gas properties operated by third parties, the sale of which personal property cannot be prevented by AROC.

          (d) Reorganizations; Combinations. AROC will not: (1) change its name, its fiscal year or the nature of its business, (2) reorganize, liquidate or dissolve, or (3) enter into any merger or other combination in which such entity is not the surviving entity.

          (e) Distributions. AROC will not: (1) pay any dividend payable in cash or property with respect to any shares of capital stock of AROC (other than dividends payable in shares of the same class of common, preferred or other capital stock as the shares upon which the dividend is being paid), (2) make any other distribution with respect to any shares of capital stock of AROC, or (3) make any purchase, redemption or retirement of, or other payment with respect to, any shares of capital stock of AROC.

ARTICLE 5: EVENTS OF DEFAULT AND REMEDIES
-----------------------------------------

     5.1. Each of the following events constitutes an event of default under this Agreement (an "Event of Default"):

          (a) Borrower fails to pay any amount due under this Agreement, the Note or any other applicable loan document when due and payable; or

          (b) Borrower fails to duly observe, perform or comply with any covenant, agreement, condition or provision of this Agreement or any other Loan Document, including without limitation Section 2.2 above; or

American Rivers Oil Company, et al.
September 13, 1996
Page 9

          (c) Any of AROC, Karlton Terry, Jubal S. Terry or Guarantor: (1) commences a voluntary case under any applicable bankruptcy, insolvency or similar law; (2) suffers the entry against it of a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or similar law; (3) suffers the appointment of a receiver, custodian, trustee or similar official for a substantial part of its assets; (4) makes a general assignment for the benefit of creditors; or (5) fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or

         (d) Any default, including the expiration of any applicable period of grace, occurs with respect to any other indebtedness owed by any of the persons or entities comprising Borrower to Professional Bank or any other person or entity.

Upon the occurrence of an Event of Default described in subsection (c) of this Section, all amounts owed by Borrower under or in connection with this Agreement, the Note or any other applicable loan document shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower. During the continuance of any other Event of Default, Professional Bank at any time and from time to time (unless all Events of Default have theretofore been remedied) may declare any or all of the amounts owed by Borrower under or in connection with this Agreement, the Note or any other applicable loan document immediately due and payable, and all such amounts shall thereupon be immediately due and payable.

     5.2. If any Event of Default (or any event or condition which, with the giving of notice, the lapse of time or both, would become an Event of Default) shall occur and be continuing, the obligation of CNB to make Advances under this Agreement shall terminate immediately. If any Event of Default shall occur, Professional Bank may protect and enforce its rights under this Agreement, the Note and any other applicable loan documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in this Agreement, the Note or any other applicable loan document, and Professional Bank may enforce the payment of any obligations due or enforce any other legal or equitable right. All rights, remedies and powers conferred upon Professional Bank under this Agreement, the Note or any other applicable loan document shall be deemed cumulative and not exclusive of any other rights, remedies or powers available at law or in equity.

American Rivers Oil Company, et al.
September 13, 1996
Page 10

     5.3. Borrower hereby agrees to indemnify, defend and hold harmless Professional Bank and its agents, affiliates, officers, directors and employees from and against any and all claims, losses, demands, actions, causes of action, and liabilities whatsoever (including without limitation reasonable attorneys' fees and expenses, and costs and expenses reasonably incurred in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character) arising out of or resulting from: (a) this Agreement, the Note or any other applicable loan document (including without limitation the enforcement thereof), except to the extent such claims, losses, and liabilities are proximately caused by a Professional Bank's gross negligence or willful misconduct, and (b) the contamination of the Collateral by any hazardous substance or environmental pollutant in violation of any federal, state or local environmental statute, rule, regulation or ordinance, including without limitation violation of the Comprehensive Environmental Response, Compensation and Liability Act, as amended from time to time, or of the Resource Conservation and Recovery Act, as amended from time to time.

ARTICLE 6: MISCELLANEOUS
------------------------

     6.1. This Agreement, the Note and the other loan documents executed in connection herewith set forth the entire understanding between the parties hereto, and no modification or amendment of or supplement to this Agreement, the Note or any other loan document shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

     6.2. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by expedited delivery service or by United States mail, postage prepaid, at the addresses specified below (unless changed by similar notice in writing given by the particular person or entity whose address is to be changed), and, when so given, shall be deemed effective upon delivery:

Borrower's address:                           700 East Ninth Avenue
                                              Denver, Colorado 80203
                                              Attention: Mr. Karlton Terry

Professional Bank's address:                  5299 DTC Boulevard
                                              Englewood, Colorado 80111
                                              Attention: Mr. James B. Bills

     6.3. All obligations which are owed by Borrower shall be the joint and several (and not merely joint) obligations of all of the persons and entities comprising Borrower. All grants,

American Rivers Oil Company, et al.
September 13, 1996
Page 11

covenants and agreements contained in this Agreement, the Note and any other applicable loan documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided that Borrower may not assign or transfer any of its rights or delegate any of its duties or obligations under this Agreement, the Note or any other loan document without the prior consent of Professional Bank.

     6.4. THIS AGREEMENT, THE NOTE AND ANY OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF COLORADO AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT (A) TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, AND (B) WITH RESPECT TO SPECIFIC LIENS, OR THE PERFECTION THEREOF, EVIDENCED BY SECURITY DOCUMENTS COVERING REAL OR PERSONAL PROPERTY WHICH BY THE LAWS APPLICABLE THERETO ARE REQUIRED TO BE CONSTRUED UNDER THE LAWS OF ANOTHER JURISDICTION. BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF COLORADO.

     6.5. Professional Bank and Borrower intend to contract in strict compliance with applicable usury laws from time to time in effect. Professional Bank agrees to refund to Borrower any amounts paid by Borrower in excess of the maximum rate under applicable usury laws.

     6.6. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

     EXECUTED as of the date first written above.

                                        Sincerely,

                                        PROFESSIONAL BANK



                                        By:  /s/  James B. Bills
                                             -----------------------------------
                                             James B. Bills,
                                             Senior Vice President

American Rivers Oil Company, et al.
September 13, 1996
Page 12

ACCEPTED AND AGREED TO AS
OF THE DATE OF THIS LETTER:

AMERICAN RIVERS OIL COMPANY



By:  /s/  KARLTON TERRY
    ---------------------------
    President


By:  /s/  JUBAL S. TERRY
   ----------------------------
   Vice President


/s/  KARLTON TERRY
-------------------------------
     KARLTON TERRY


/s/  JUBAL S. TERRY
-------------------------------
     JUBAL S. TERRY

                                    EXHIBIT A
                                    ---------
                                ADVANCE REQUEST
                                ---------------

                                          , 199
                               ----------      ------
Professional Bank
5299 DTC Boulevard
Englewood, Colorado 80111
Attention: James B. Bills

Gentlemen:

     1. This Advance Request is delivered to you pursuant to Section 1.1 of the letter agreement dated September 13, 1996 (the "Credit Agreement"), among American Rivers Oil Company, Karlton Terry and Jubal S. Terry (collectively, "Borrower"), and Professional Bank ("Professional Bank"). Terms defined in the Credit Agreement shall have the same meanings when used herein.

     2. Borrower hereby requests an Advance as follows:

          (a) Proposed Date of Advance:

          (b) Amount of Advance:

     3. Borrower hereby represents and warrants that: (a) as of the date hereof and as of the date of the Advance requested hereunder, all of the covenants contained in Article 4 of the Credit Agreement have been and will have been duly performed and complied with in all material respects by Borrower, and (b) the proceeds of the Advance requested hereunder shall be used solely for the purposes described in Section 1.4 of the Credit Agreement.

     4. Borrower agrees that if, at any time prior to the date of the Advance requested by Borrower hereunder, any representation or warranty of Borrower contained herein is not true and correct as of such time, Borrower will immediately so notify Professional Bank. Except to the extent of any such notification by Borrower, the acceptance by Borrower of any Advance requested hereunder shall be deemed a re-certification by Borrower as of the date of such Advance of the representations and warranties made by Borrower herein.

                                              Sincerely,

                                              AMERICAN RIVERS OIL COMPANY

                                              By:
                                                  -----------------------------
                                                  President

                                              By:
                                                  -----------------------------
                                                  Vice President


                                              ---------------------------------
                                                  KARLTON TERRY

                                              ---------------------------------

                                                  JUBAL S. TERRY

                                   EXHIBIT B
                                   ---------
                               COMMITMENT AMOUNT
                               -----------------

              Time Period                      Commitment Amount
              -----------                      -----------------

         09/13/96 - 09/30/96                     $1,000,000.00
         10/01/96 - 10/31/96                       $980,174.00
         11/01/96 - 11/30/96                       $960,405.00
         12/01/96 - 12/31/96                       $940,724.00
         01/01/97 - 01/31/97                       $921,130.00
         02/01/97 - 02/28/97                       $901,772.00
         03/01/97 - 03/31/97                       $882,347.00
         04/01/97 - 04/30/97                       $863,005.00
         05/01/97 - 05/31/97                       $843,743.00
         06/01/97 - 06/30/97                       $824,560.00
         07/01/97 - 07/31/97                       $805,455.00
         08/01/97 - 08/31/97                       $786,427.00
         09/01/97 - 09/13/97                       $767,475.00

                                    EXHIBIT C
                                    ---------
                                PROMISSORY NOTE
                                ---------------
$1,000,000                                                    September 13, 1996
                                                             Englewood, Colorado

     FOR VALUE RECEIVED, AMERICAN RIVERS OIL COMPANY, a Wyoming corporation, KARLTON TERRY, individually, and JUBAL S. TERRY, individually (all of the foregoing being herein collectively called "Borrower"), jointly and severally, promise to pay to the order of PROFESSIONAL BANK, a Colorado state-chartered bank (herein called "Payee"), the principal sum of $1,000,000, or so much thereof as may be borrowed hereunder, together with interest on the outstanding unpaid balance of such principal amount at the rate provided below.

     This Note is issued pursuant to, and is subject to the terms and provisions of, the letter agreement dated September 13, 1996, among Borrower and Payee, as now in effect or as hereafter extended, amended, modified or amended and restated (the "Credit Agreement"). Except as otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein.

     The outstanding principal amount of this Note shall be payable as provided in the Credit Agreement. The entire outstanding principal balance of this Note shall be due and payable on September 13, 1997 (unless payable sooner pursuant to the terms of the Credit Agreement) and shall bear interest initially at the fluctuating Index Rate (as defined below), plus one percentage point per annum.

     For all purposes of this Note, the "Index Rate" shall be the annual rate published from time to time in the Wall Street Journal as the prime rate, and is not necessarily the lowest interest rate charged by Payee nor the only rate upon which Payee bases interest rates charged upon loans made by Payee. If for any reason such published rate becomes unavailable, Payee may designate a substitute index by giving notice to Borrower. No more than one interest rate change shall occur per day. The Index Rate is currently 8.25 percent per annum.

     Interest shall accrue daily, shall be payable on the first day of each calendar month, commencing October 1, 1996, and at the maturity of this Note, and shall be calculated on the basis of a 360-day year, and the actual number of days elapsed.

     All payments of principal and interest hereon shall be made at Payee's offices at 5299 DTC Boulevard, Englewood, Colorado 80111 (or at such other place as Payee shall have designated to Borrower in writing) on the date due in immediately available funds and without set-off or counterclaim or deduction of any kind. All payments received hereunder shall be applied first to costs of collection, second to accrued interest as of the date of payment and third to the outstanding principal balance of this Note.

     Notwithstanding anything to the contrary contained in this Note, from and after the expiration of any applicable period of grace provided for in the Credit Agreement, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a fluctuating rate, adjustable the day of publication of any change in such rate, equal to five percentage points above the Index Rate, until paid, and shall be payable monthly or, at the option of the holder hereof, on demand.

     This Note is secured by, and the holder of this Note is entitled to the benefits of, the documents described in the Credit Agreement (the "Security Documents"). Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

     Subject to the expiration of any applicable period of grace provided for in the Credit Agreement, in the event of (a) any default in any payment of the principal of or interest on this Note when due and payable, or (b) any other Event of Default (as defined in the Credit Agreement), then the whole principal sum of this Note plus accrued interest and all other obligations of Borrower to holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall, at the option of Payee, become immediately due and payable, and any or all of the rights and remedies provided herein and in the Credit Agreement and the Security Documents, as they may be amended, modified or supplemented from time to time may be exercised by Payee.

     If Borrower fails to pay any amount due under this Note and Payee has to take any action to collect the amount due or to exercise its rights under the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the indebtedness or to foreclose the Security Documents or to enforce Payee's rights under the Security Documents, then Borrower agrees to pay on demand all reasonable costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by Payee, including without limitation the reasonable fees and disbursements of Payee's attorneys and their staff.

         Borrower waives presentment, notice of dishonor and protest, and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party, except as provided in the Credit Agreement. No waiver of any payment or other right under this Note shall operate as a waiver of any other payment or right.

     If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction.

     No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

     All notices given hereunder shall be given as provided in the Credit Agreement.

     At the option of the holder hereof, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all signers or endorsers hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to service of process under Sections 13-1124(1)(a) and 13-1-125, Colorado Revised Statutes
(1992), as amended, in any action commenced to enforce this Note.

     This Note is to be governed by and construed according to the laws of the State of Colorado.

     EXECUTED as of the date first written above.

                                  AMERICAN RIVERS OIL COMPANY

                                  By:
                                      -----------------------------------------
                                      President

                                  By:
                                      -----------------------------------------
                                      Vice President


                                  ---------------------------------------------
                                      KARLTON TERRY


                                  ---------------------------------------------
                                      JUBAL S. TERRY

                                    EXHIBIT D
                                    ---------

                         CERTIFICATE RE RESOLUTIONS AND
                         ------------------------------
                      ARTICLES OF INCORPORATION AND BYLAWS
                      ------------------------------------

     The undersigned, Pam Holley, Assistant Secretary of AMERICAN RIVERS OIL COMPANY (the "Company"), a Wyoming corporation, hereby certifies that:

          1. Attached hereto is a true and complete copy of certain Resolutions duly adopted by the Board of Directors of the Company as in effect on the date hereof.

          2. Attached hereto are true and complete copies of the Articles of Incorporation and the Bylaws of the Company (including all amendments thereto) as in effect on the date hereof.

          3. The following persons are duly authorized to execute, on behalf of the Company, the letter agreement dated September 13, 1996, among the Company, et al. and Professional Bank, the related Promissory Note and any and all security documents and other loan documents to be executed in connection therewith:

             Name and                                 Specimen
             Capacity                                Signature
             --------                                ---------

          Karlton Terry
          President                         ----------------------------
                                                   Karlton Terry


          Jubal S. Terry
          Vice President                    ----------------------------
                                                   Jubal S. Terry

          Executed by the undersigned as of the 13th day of September, 1996.


                                            -----------------------------
                                                   Pam Holley

                                    EXHIBIT E
                                    ---------
                             COMPLIANCE CERTIFICATE
                             ----------------------

          The undersigned hereby certify as follows, to the best of their knowledge, after due inquiry, in connection with the execution and delivery of the letter agreement dated September 13, 1996 (the "Credit Agreement"), among American Rivers Oil Company, a Wyoming corporation ("AROC"), Karlton Terry and Jubal S. Terry and Professional Bank (all terms defined in the Credit Agreement having the same meanings when used herein):

          1. Each of the representations and warranties made by Borrower in the Credit Agreement and/or any loan document delivered in connection with the Credit Agreement is true and correct as of this date.

          3. No Event of Default exists as of this date.

          4. Borrower has performed and complied with all agreements and conditions required to be performed or complied with by Borrower on or prior to this date under the Credit Agreement and/or any loan document delivered in connection with the Credit Agreement.

          Dated as of September 13, 1996.

                                      AMERICAN RIVERS OIL COMPANY


                                  By:
                                      -----------------------------------------
                                      President

                                  By:
                                      -----------------------------------------
                                      Vice President


                                  ---------------------------------------------
                                      KARLTON TERRY


                                  ---------------------------------------------
                                      JUBAL S. TERRY

                                                         C  O  P  Y




                                PROMISSORY NOTE
                                ---------------
$1,000,000                                                    September 13, 1996
                                                             Englewood, Colorado

     FOR VALUE RECEIVED, AMERICAN RIVERS OIL COMPANY, a Wyoming corporation, KARLTON TERRY, individually, and JUBAL S. TERRY, individually (all of the foregoing being herein collectively called "Borrower"), jointly and severally, promise to pay to the order of PROFESSIONAL BANK, a Colorado state-chartered bank (herein called "Payee"), the principal sum of $1,000,000, or so much thereof as may be borrowed hereunder, together with interest on the outstanding unpaid balance of such principal amount at the rate provided below.

     This Note is issued pursuant to, and is subject to the terms and provisions of, the letter agreement dated September 13, 1996, among Borrower and Payee, as now in effect or as hereafter extended, amended, modified or amended and restated (the "Credit Agreement"). Except as otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein.

     The outstanding principal amount of this Note shall be payable as provided in the Credit Agreement. The entire outstanding principal balance of this Note shall be due and payable on September 13, 1997 (unless payable sooner pursuant to the terms of the Credit Agreement) and shall bear interest initially at the fluctuating Index Rate (as defined below), plus one percentage point per annum.

         For all purposes of this Note, the "Index Rate" shall be the annual rate published from time to time in the Wall Street Journal as the prime rate, and is not necessarily the lowest interest rate charged by Payee nor the only rate upon which Payee bases interest rates charged upon loans made by Payee. If for any reason such published rate becomes unavailable, Payee may designate a substitute index by giving notice to Borrower. No more than one interest rate change shall occur per day. The Index Rate is currently 8.25 percent per annum.

     Interest shall accrue daily, shall be payable on the first day of each calendar month, commencing October 1, 1996, and at the maturity of this Note, and shall be calculated on the basis of a 360-day year, and the actual number of days elapsed.

     All payments of principal and interest hereon shall be made at Payee's offices at 5299 DTC Boulevard, Englewood, Colorado 80111 (or at such other place as Payee shall have designated to Borrower in writing) on the date due in immediately available funds and without set-off or counterclaim or deduction of any kind. All payments received hereunder shall be applied first to costs of collection, second to accrued interest as of the date of payment and third to the outstanding principal balance of this Note.

     Notwithstanding anything to the contrary contained in this Note, from and after the expiration of any applicable period of grace provided for in the Credit Agreement, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a fluctuating rate, adjustable the day of publication of any change in such rate, equal to five percentage points above the Index Rate, until paid, and shall be payable monthly or, at the option of the holder hereof, on demand.

     This Note is secured by, and the holder of this Note is entitled to the benefits of, the documents described in the Credit Agreement (the "Security Documents"). Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

     Subject to the expiration of any applicable period of grace provided for in the Credit Agreement, in the event of (a) any default in any payment of the principal of or interest on this Note when due and payable, or (b) any other Event of Default (as defined in the Credit Agreement), then the whole principal sum of this Note plus accrued interest and all other obligations of Borrower to holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall, at the option of Payee, become immediately due and payable, and any or all of the rights and remedies provided herein and in the Credit Agreement and the Security Documents, as they may be amended, modified or supplemented from time to time may be exercised by Payee.

     If Borrower fails to pay any amount due under this Note and Payee has to take any action to collect the amount due or to exercise its rights under the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the indebtedness or to foreclose the Security Documents or to enforce Payee's rights under the Security Documents, then Borrower agrees to pay on demand all reasonable costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by Payee, including without limitation the reasonable fees and disbursements of Payee's attorneys and their staff.

     Borrower waives presentment, notice of dishonor and protest, and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party, except as provided in the Credit Agreement. No waiver of any payment or other right under this Note shall operate as a waiver of any other payment or right.

     If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction.

     No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

     All notices given hereunder shall be given as provided in the Credit Agreement.

     At the option of the holder hereof, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all signers or endorsers hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to service of process under Sections 13-1124(1)(a) and 13-1-125, Colorado Revised Statutes
(1992), as amended, in any action commenced to enforce this Note.

     This Note is to be governed by and construed according to the laws of the State of Colorado.

     EXECUTED as of the date first written above.



                                  AMERICAN RIVERS OIL COMPANY


                                  By: /S/  KARLTON TERRY
                                      -----------------------------------------
                                      President

                                  By: /S/  JUBAL S. TERRY
                                      -----------------------------------------
                                      Vice President

                                     /S/  KARLTON TERRY
                                  ---------------------------------------------
                                      KARLTON TERRY

                                     /S/  JUBAL S. TERRY
                                  ---------------------------------------------
                                      JUBAL S. TERRY

                               FINANCING STATEMENT
                               -------------------

     1. Debtor and Address:

             AMERICAN RIVERS OIL COMPANY
             f/k/a METRO CAPITAL CORPORATION
             (Fed. Tax ID No. 84-0839926)
             700 East Ninth Avenue
             Denver, Colorado 80203
             (Residence: Denver County, Colorado)

     2. Secured Party and Address:

             PROFESSIONAL BANK
             5299 DTC Boulevard
             Englewood, Colorado 80111
             (Residence: Arapahoe County, Colorado)

     3. This financing statement covers the following types (or items) of property:

          (a) All of the right, title and interest of Debtor, whether now owned or hereafter acquired (the "Interests"): (a) in and to all of the fee estates, mineral estates, leasehold estates, oil and gas leases, oil, gas and mineral leases, licenses, subleases and sublicenses described or referred to in Exhibit "A" attached hereto and made a part hereof or otherwise relating to the Land (as defined below), and (b) in and to any other interests covering or relating to all or any part of the land described in Exhibit "A" or the description of which is incorporated in Exhibit "A" (the "Land");

          (b) All of the oil, gas, casinghead gas and other hydrocarbons, whether solid, liquid or gaseous, and all other associated or related substances ("Hydrocarbons") in, on or attributable to any of the Interests;

          (c) All of the items incorporated as part of or attributed or affixed to any of the real property included in the Interests, in such a manner that such items are no longer personal property under the laws of the state where the property is situate;

          (d) All wells, platforms, derricks, casing, tubing, tanks, tank batteries, separators, rods, pumps, flow lines, water lines, gas lines, machinery, pipelines, power lines and other goods and equipment, and all of the personal property and fixtures, as defined under the laws of the state where the property is situate, now or hereafter attributable to or obtained or used in connection with any of the Interests, which are used or purchased for the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons;

          (e) All of the accounts, contract rights and general intangibles now or hereafter arising in connection with the Interests, including, without limitation, the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons related thereto;

          (f) All of the severed and extracted Hydrocarbons produced from or attributed to any of the Interests;

          (g) All of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or appertaining to any of the property described under Paragraphs (a) through (f) above; and

          (h) All of the proceeds and products of the property described under Paragraphs (a) through (g) above, including without limitation condemnation awards and the proceeds of any and all title insurance policies and other insurance policies covering all or any part of said property and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles and contract rights.


4. Some of the above described goods and personal property are or are to be affixed to the land described in Exhibit "A."

5. The above described minerals, including oil and gas and accounts, will be financed at the wellhead of the well or wells located on the land described in Exhibit "A."

6. This financing statement is to be filed, among other places, in the real estate records.

7. Debtor owns a record interest in the real estate described or referred to in Exhibit "A."


                                  AMERICAN RIVERS OIL COMPANY
                                  f/k/a METRO CAPITAL CORPORATION


                                  By: /s/  Karlton Terry
                                     -------------------------------------------
                                      Karlton Terry,
                                      President

                                 By: /s/  Jubal S. Terry
                                    --------------------------------------------
                                     Jubal S. Terry
                                     Vice President

                                   EXHIBIT "A"
                                   -----------

     EXHIBIT "A" OMITTED FROM THIS COUNTERPART -- SEE EXHIBIT "A" ATTACHED TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT, FINANCING STATEMENT AND FIXTURE FILING DATED AS OF SEPTEMBER 13, 1996, FROM AMERICAN RIVERS OIL COMPANY TO PROFESSIONAL BANK.

                               September 13, 1996
American Rivers Oil
Company
Mr. Karlton Terry
Mr. Jubal S. Terry
700 East Ninth Avenue
Denver, Colorado 80203

Gentlemen:

     Reference is made to a Mortgage, Security Agreement, Assignment, Financing Statement and Fixture Filing of even date herewith (the "Mortgage"), from American Rivers Oil Company ("Mortgagor") to Professional Bank (the "Bank"), and to a letter agreement of even date herewith, as it may hereafter be amended, modified, supplemented or replaced from time to time (the "Loan Agreement"), among Mortgagor, Karlton Terry, Jubal S. Terry and the Bank.

     Pursuant to the Mortgage, Mortgagor has assigned to the Bank all Hydrocarbons (as defined in the Mortgage) which are produced from and which accrue to the Collateral (as defined in the Mortgage) and all proceeds therefrom.

     This letter is to inform Mortgagor that Mortgagor shall have a revocable license to continue to receive, retain and use all Hydrocarbons and proceeds therefrom, until the Bank elects, in its sole discretion, to receive such Hydrocarbons and proceeds as described in the Mortgage. In such event, the Bank may, by written notice to Mortgagor, revoke such license.

     Upon such notice of revocation, the above-described license shall be revoked, and the Bank may seek enforcement of and may demand, collect, receive, sue for and recover in its own name, all or any part of such Hydrocarbons and proceeds. The Bank may notify any and all parties responsible for making payment of such proceeds, including, without limitation, pipeline companies, gathering companies, and others purchasing or receiving oil, gas, casinghead gas and other Hydrocarbons and mineral production from the Collateral, to make payment thereof directly to the Bank. Each such responsible party who makes such payments in reliance on the representation of the Bank that such proceeds should be paid to the Bank shall not be liable in any manner to Mortgagor on account thereof. The Bank shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but the Bank shall have the right, at its election, in the name of Mortgagor or

American Rivers Oil Company, et al.
September 13, 1996
Page 2

otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Bank in order to collect such funds and to protect the interests of the Bank and/or Mortgagor, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by Mortgagor. Any such proceeds actually received by the Bank shall promptly be applied by the Bank to the repayment of the Obligations (as defined in the Mortgage) or, at the Bank's option, may be made available to Mortgagor.

     Mortgagor hereby appoints Bank as its attorney-in-fact to pursue, after any Event of Default, any and all rights of Mortgagor to liens on and security interest in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons, including but not limited to those liens and security interests provided for by applicable law. In addition to the rights granted to the Bank in this letter or pursuant to the Mortgage, Mortgagor hereby further transfers and assigns to the Bank any and all such liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by any statutory provision, judicial decision or otherwise. The power-of-attorney granted to the Bank in this paragraph, being coupled with an interest, shall be irrevocable so long as the Obligations (as defined in the Mortgage) or any part thereof remains unpaid.

     Except as expressly provided herein, nothing herein contained shall be deemed to prejudice the exercise by the Bank of any or all of its rights and remedies under the Loan Agreement, the Mortgage, the Note (as defined in the Loan Agreement) or any other instrument or document obtained or to be obtained in connection with any of the foregoing.

     If the foregoing correctly sets forth our agreement with respect to the foregoing, please so indicate by signing below.

                                            Sincerely,

                                            PROFESSIONAL BANK
                                            By:  /S/  JAMES B. BILLS
                                                --------------------------------
                                                James  B. Bills,
                                                Senior Vice President

American Rivers Oil Company, et al.
September 13, 1996
Page 3

ACCEPTED AND AGREED TO AS
OF THE DATE OF THIS LETTER:

     AMERICAN RIVERS OIL COMPANY

     By:  /s/  Karlton Terry
         ----------------------------
         President

     By: /s/  Jubal S. Terry
         ----------------------------
         Vice President

        /s/  Karlton Terry
        -----------------------------
        KARLTON TERRY

       /s/  Jubal S. Terry
       ------------------------------
      JUBAL S. TERRY

                             COMPLIANCE CERTIFICATE
                             ----------------------

     The undersigned hereby certify as follows, to the best of their knowledge, after due inquiry, in connection with the execution and delivery of the letter agreement dated September 13, 1996 (the "Credit Agreement"), among American Rivers Oil Company, a Wyoming corporation ("AROC"), Karlton Terry and Jubal S. Terry and Professional Bank (all terms defined in the Credit Agreement having the same meanings when used herein):

     1. Each of the representations and warranties made by Borrower in the Credit Agreement and/or any loan document delivered in connection with the Credit Agreement is true and correct as of this date.

     3. No Event of Default exists as of this date.

     4. Borrower has performed and complied with all agreements and conditions required to be performed or complied with by Borrower on or prior to this date under the Credit Agreement and/or any loan document delivered in connection with the Credit Agreement.

     Dated as of September 13, 1996.


                                  AMERICAN RIVERS OIL COMPANY


                                  By: /S/  KARLTON TERRY
                                      -----------------------------------------
                                      President

                                  By: /S/  JUBAL S. TERRY
                                      -----------------------------------------
                                      Vice President

                                      /S/  KARLTON TERRY
                                  ---------------------------------------------
                                      KARLTON TERRY

                                      /S/  JUBAL S. TERRY
                                  ---------------------------------------------
                                      JUBAL S. TERRY

                         CERTIFICATE RE RESOLUTIONS AND
                         ------------------------------
                      ARTICLES OF INCORPORATION AND BYLAWS
                      ------------------------------------

     The undersigned, Pam Holley, Assistant Secretary of AMERICAN RIVERS OIL COMPANY (the "Company"), a Wyoming corporation, hereby certifies that:

          1. Attached hereto is a true and complete copy of certain Resolutions duly adopted by the Board of Directors of the Company as in effect on the date hereof.

          2. Attached hereto are true and complete copies of the Articles of Incorporation and the Bylaws of the Company (including all amendments thereto) as in effect on the date hereof.

          3. The following persons are duly authorized to execute, on behalf of the Company, the letter agreement dated September 13, 1996, among the Company, et al. and Professional Bank, the related Promissory Note and any and all security documents and other loan documents to be executed in connection therewith:


             Name and                                 Specimen
             Capacity                                Signature
             --------                                ---------

          Karlton Terry                     /s/  KARLTON TERRY
          President                         ----------------------------
                                                   Karlton Terry


          Jubal S. Terry                    /s/  JUBAL S. TERRY
          Vice President                    ----------------------------
                                                   Jubal S. Terry

          Executed by the undersigned as of the 13th day of September, 1996.

                                            /s/  PAM HOLLEY
                                            -----------------------------
                                                   Pam Holley

THIS INSTRUMENT WAS PREPARED BY
AND WHEN RECORDED SHOULD BE RETURNED TO:


-----------------------------------------
David G. Stolfa
3300 South Columbine Circle
Englewood, Colorado 80110

                   MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT,
                     FINANCING STATEMENT AND FIXTURE FILING

                     FROM AMERICAN RIVERS OIL COMPANY f/k/a
             METRO CAPITAL CORPORATION (Fed. Tax ID No. 84-0839926)

                              TO PROFESSIONAL BANK

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.
THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.
THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.

THE OIL AND GAS INTERESTS INCLUDED IN THE PROPERTY COVERED HEREBY WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF, AND THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS PURSUANT TO APPLICABLE LAW.

THOSE PORTIONS OF THE COLLATERAL WHICH ARE MINERALS OR OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND
GAS), AND THE ACCOUNTS RELATING THERETO, WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A", AND THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS PURSUANT TO APPLICABLE LAW.

SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE COLLATERAL IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A", AND THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS PURSUANT TO APPLICABLE LAW.

DEBTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT "A".

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TARE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY DEBTOR HEREUNDER.

                          MORTGAGE, SECURITY AGREEMENT,
                          -----------------------------
                        ASSIGNMENT, FINANCING STATEMENT
                        -------------------------------
                               AND FIXTURE FILING
                               ------------------

          THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT, FINANCING STATEMENT AND FIXTURE FILING (this "Instrument"), dated as of September 13, 1996, is from AMERICAN RIVERS OIL COMPANY, a Wyoming corporation ("Debtor"), f/k/a Metro Capital Corporation, Fed. Tax ID No. 84-0839926, with an address at 700 East Ninth Avenue, Denver, Colorado 80203 (Residence: Denver County, Colorado), to PROFESSIONAL BANK, a Colorado state-chartered bank ("Grantee"), with an address at 5299 DTC Boulevard, Englewood, Colorado 80111 (Residence: Arapahoe County, Colorado).

          Pursuant to the terms of the letter agreement dated September 13, 1996, between Debtor and Grantee, as the same may hereafter be modified, extended, amended and/or restated from time to time (the "Credit Agreement"), Grantee is making a loan to Debtor in the amount of up to $1,000,000 (the "Loan").

          All of the property described under Paragraphs 1 through 8 below is herein collectively called the "Collateral":

          1. All of the right, title and interest of Debtor, whether now owned or hereafter acquired (the "Interests"): (a) in and to all of the fee estates, mineral estates, leasehold estates, oil and gas leases, oil, gas and mineral leases, licenses, subleases and sublicenses described or referred to in Exhibit "A" attached hereto and made a part hereof or otherwise relating to the Land (as defined below), and (b) in and to any other interests covering or relating to all or any part of the land described in Exhibit "A" or the description of which is incorporated in Exhibit "A" (the "Land");

          2. All of the oil, gas, casinghead gas and other hydrocarbons, whether solid, liquid or gaseous, and all other associated or related substances ("Hydrocarbons") in, on or attributable to any of the Interests;

          3. All of the items incorporated as part of or attributed or affixed to any of the real property included in the Interests, in such a manner that such items are no longer personal property under the laws of the state where the property is situate;

          4. All wells, platforms, derricks, casing, tubing, tanks, tank batteries, separators, rods, pumps, flow lines, waterlines, gas lines, machinery, pipelines, power lines and other goods and equipment, and all of the personal property and fixtures, as defined under the laws of the state where the property is situate, now or hereafter attributable to or obtained or used in connection with any of the Interests, which are used or purchased for the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons;

          5. All of the accounts, contract rights and general intangibles now or hereafter arising in connection with the Interests, including, without limitation, the production, treatment, storage, transportation, manufacture or sale of Hydrocarbons related thereto;

          6. All of the severed and extracted Hydrocarbons produced from or attributed to any of the Interests;

          7.  All  of  the  rights,  privileges,   benefits,  hereditaments  and
appurtenances in any way belonging, incidental or appertaining to any of the property described under Paragraphs 1 through 6 above; and

          8. All of the proceeds and products of the property described under Paragraphs 1 through 7 above, including without limitation condemnation awards and the proceeds of any and all title insurance policies and other insurance policies covering all or any part of said property and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles and contract rights.

          IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid to Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby:

          A. Grants, bargains, sells, assigns, transfers, pledges, mortgages and conveys, and grants a security interest in, the Collateral to Grantee, WITH POWER OF SALE pursuant to this Instrument and applicable law; TO HAVE AND TO HOLD the Collateral to Grantee and its successors and assigns forever, subject to all of the terms, conditions, covenants and agreements herein set forth, for the security and benefit of Grantee; and

          B. Assigns to Grantee all of the severed and extracted Hydrocarbons produced from or attributed to any of the Collateral, together with all amounts that become payable to Debtor with respect to any of the Collateral, whether now owned or hereafter acquired, and all of the proceeds thereof.

          AND in furtherance thereof Debtor warrants, represents, covenants and agrees as follows:


                                   ARTICLE I

                                   Obligations
                                   -----------

         Section 1.1 This Instrument is executed, acknowledged and delivered by Debtor to secure and enforce the following obligations (herein called the "Obligations"):

          A. Payment of, and performance of all obligations of Debtor, Karlton Terry and Jubal S. Terry under, the Promissory Note dated September 13, 1996, as hereafter amended, extended, modified or replaced (the "Note"), made by Debtor, Karlton Terry and Jubal S. Terry, in the face amount of $1,000,000, payable to the order of Grantee on or before September 13, 1997 (unless payable sooner pursuant to the terms of the Credit Agreement), with interest at the rate specified in the Credit Agreement, which rate at the date hereof is an annual rate equal to: (a) prior to maturity, whether by acceleration or otherwise, the fluctuating interest rate equal to the annual rate published in the Wall Street Journal as the prime rate (the "Index Rate") (which rate is currently eight and one-quarter percent per annum), plus one percentage point per annum, and (b) after maturity, whether by acceleration or otherwise, the fluctuating Index Rate, adjustable as of the day of publication of any change in such rate, plus five percentage points per annum;

          B. All indebtedness, liabilities and obligations of Debtor to Grantee of every kind and character, now existing or hereafter arising, pursuant to the Credit Agreement;

          C. All other indebtedness, liabilities and obligations of Debtor to Grantee, of every kind and character, now existing or hereafter arising, whether direct or indirect, primary or secondary, joint, several or joint and several (including, without limitation, any and all obligations of Debtor to Grantee for fees, costs and expenses pursuant to or in connection with any loan agreements now or hereafter in force), it being contemplated that Debtor may hereafter become indebted to Grantee in such further sums;

          D. Payment of all sums advanced and costs and expenses incurred by Grantee (whether directly or indirectly and including, without limitation, all legal and engineering fees) in connection with the Obligations or any part thereof, any renewal, extension or change of or substitution for the Obligations or any part thereof, or the acquisition or perfection of the security therefor, whether such advances, costs and expenses were made or incurred at the request of Debtor or Grantee;

          E. Payment of all other indebtedness and liabilities and performance of all other obligations of Debtor to Grantee arising pursuant to this Instrument or in connection with this Instrument; and

          F. All future advances (both obligatory future advances made pursuant to the Credit Agreement and other, nonobligatory future advances made at the option of Grantee), renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the items described under A through E above; provided that such future advances, renewals, extensions, amendments or changes of, or substitutions or replacements for, all or any part of the foregoing:

               (1) shall not together in unpaid principal amount aggregate more than $10,000,000 at any time, which amount contemplates all futures advances;

               (2) shall have been made on or before December 31, 1999;

               (3) shall completely mature prior to December 31, 2004; and

               (4) shall, prior to the due date, bear interest on the unpaid balance at an annual rate not exceeding the sum of the Index Rate plus 10 percentage points per year.

                                   ARTICLE II

                   Warranties. Representations and Covenants
                   -----------------------------------------

          Section 2.1 Debtor  warrants,  represents  and  covenants  to and with
Grantee that, to the best of Debtor's knowledge and subject to typical oil-industry operating agreements and product-purchase contracts: (a) the oil and gas leases, licenses, agreements, contracts and other documents relating thereto described in Exhibit "A" hereto (collectively, the "Leases") provide for the payment of landowners' royalties, overriding royalties, net profit interests, production payments and other similar payments which do not exceed in the aggregate an amount which would allow Debtor to receive at all times the "Net Revenue Interest" specified in Exhibit "A" hereto of all Hydrocarbons produced from the wells described in Exhibit "A" (the "Subject Wells"); (b) Debtor's share of development and operating costs with respect to each of the Subject Wells is no greater than the "Working Interest" specified for that Subject Well in Exhibit "A"; (c) Debtor is the lawful owner of good and defensible title to the Collateral, free and clear of all encumbrances and defects of title burdens, except for covenants, restrictions, rights, easements, liens, encumbrances and minor irregularities in title which do not materially interfere with the occupation, use and enjoyment of such Collateral in the normal course of business as presently conducted or materially impair the value thereof for such business and except other matters permitted by the terms of the Credit Agreement; (d) the Leases are valid and subsisting and are in full force and effect insofar as they cover or relate to the Collateral with no material default existing thereunder; (e) all rents, royalties and other payments due and payable under the Leases, insofar as they cover, affect or relate to the Collateral, and all severance and production taxes payable by Debtor with respect to the Collateral have been properly and timely paid; (f) all of the Subject Wells have been drilled, operated and produced in material conformity with all applicable laws and rules, regulations and orders of all regulatory authorities having jurisdiction, and are subject to no penalties on account of past production, except certain gas production imbalances which are not material to the aggregate value of the Collateral; (g) each loan, the payment of which constitutes an Obligation hereunder, is or shall be for a business or commercial purpose; and (h) Debtor warrants and will forever defend the title to the Collateral against the claims of all persons whomsoever claiming or to claim the same or any part thereof.

          Section 2.2 Debtor covenants that, so long as any part of the Obligations remains unpaid or unsatisfied, unless Grantee shall have otherwise consented in writing:

          A. Debtor shall promptly and, insofar as not contrary to applicable law, at Debtor's own expense, file and refile in such offices, at such times and as often as may be necessary, this Instrument and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the lien, encumbrance and security interest intended to be created hereby and the rights and remedies of Grantee hereunder;

          B. Debtor shall execute, acknowledge and deliver to Grantee such other and further instruments and do such other acts as in the reasonable opinion of Grantee may be necessary or desirable to more fully identify and subject to the lien, encumbrance and security interest and assignment created hereby any property intended by the terms hereof to be covered hereby, to assure the first priority thereof, and otherwise to effect the intent of this Instrument, promptly upon request of Grantee and at Debtor's expense; and

          C. If the title, interest, lien or encumbrance, as the case may be, of Debtor or Grantee to the Collateral or any part thereof, or the security of this Instrument, or the rights or powers of Grantee hereunder, shall be attacked, either directly or indirectly, or if any legal proceedings are commenced involving Debtor or the Collateral, Debtor shall promptly give written notice thereof to Grantee and at Debtor's own expense shall take all reasonable steps diligently to defend against any such attack or proceedings; and Grantee may take such independent action in connection therewith as it may in its discretion deem advisable, and all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred by Grantee in connection therewith shall be a demand obligation owing by Debtor to Grantee, shall bear interest at the rate provided in the Note, and shall be a part of the Obligations.

                                   ARTICLE III

                      Collection of Proceeds of Production
                      ------------------------------------

          Section 3.1 Pursuant to the assignment made by Debtor in paragraph B of the granting clause of this Instrument, Grantee is entitled to receive all of the severed and extracted Hydrocarbons produced from or attributed to all of the Interests, together with all of the proceeds thereof. Debtor acknowledges and agrees that said assignment is intended to be an absolute and unconditional assignment and not merely a pledge of or creation of a security interest therein or assignment as additional security. Debtor hereby authorizes and directs all parties producing, purchasing, receiving or having in their possession any such Hydrocarbons or proceeds to treat and regard Grantee as the party entitled, in Debtor's place and stead, to receive such Hydrocarbons and proceeds; and said parties shall be fully protected in so treating and regarding Grantee and shall be under no obligation to see to the application by Grantee of any such proceeds received by it.

          Section  3.2 All of the  proceeds  received  by  Grantee  pursuant  to
Section 3.1 shall be applied by Grantee in accordance with the terms of the Credit Agreement.

          Section 3.3 Upon any sale of any of the Collateral by or for the benefit of Grantee pursuant to Article V, the Hydrocarbons thereafter produced from or attributed to the part of the Collateral so sold, and the proceeds thereof, shall be included in such sale and shall pass to the purchaser free and clear of the provisions of this Article.

          Section 3.4 Grantee is hereby absolved from all liability for failure to enforce collection of any such Hydrocarbons or proceeds and from all other responsibility in connection therewith, except the responsibility to account to Debtor for proceeds actually received.

          Section 3.5 Debtor shall indemnify Grantee against all claims, actions, liabilities, judgments, costs, attorneys' fees and other charges of whatsoever kind or nature (herein called "Claims") made against or incurred by Grantee as a consequence of the assertion, either before or after the payment in full of the Obligations, that Grantee received Hydrocarbons or proceeds pursuant to this Article which were claimed by or due to third persons. Grantee shall have the right to employ attorneys and to defend against any Claims, and unless furnished with reasonable indemnity, - Grantee shall have the right to pay or compromise and adjust all Claims. Debtor shall indemnify and pay to Grantee all such amounts as may be paid in respect thereof or as may be successfully adjudicated against Grantee. The liabilities of Debtor as set forth in this Section shall survive the termination of this Instrument.

         Section 3.6 Nothing in this Instrument shall be deemed or construed to create a delegation to or assumption by Grantee of the duties and obligations of Debtor under any agreement or contract relating to the Collateral or any portion thereof, and all of the parties to any such contract shall continue to look to Debtor for performance of all covenants and other obligations and the satisfaction of all representations and warranties of Debtor thereunder, notwithstanding the assignment of production and proceeds herein made or the exercise by Grantee, prior to foreclosure, of any of its rights hereunder or under applicable law.


                                   ARTICLE IV

                                  Termination
                                  -----------

          If all of the Obligations of Debtor shall be paid or performed in full pursuant to the terms and conditions of this Instrument and the instruments evidencing the Obligations and if Grantee has no further obligation to make advances to Debtor, then Grantee shall, promptly after the request of Debtor, execute, acknowledge and deliver to Debtor proper instruments evidencing the termination of this Instrument. Debtor shall pay all reasonable legal fees and other expenses incurred by Grantee for preparing and reviewing such instruments of termination and the execution and delivery thereof, and Grantee may require payment of the same prior to delivery of such instruments. Otherwise, this Instrument shall remain and continue in full force and effect.


                                   ARTICLE V

                                    Default
                                    -------

          Section 5.1 The occurrence of any of the events described in the Credit Agreement, including without limitation the expiration of any applicable grace periods ("Events of Default") shall, automatically (as described in the Credit Agreement), or at the option of Grantee, make all amounts then remaining unpaid on the Obligations immediately due and payable, and the liens, encumbrances and security interests evidenced or created hereby shall be subject to foreclosure in any manner provided for herein or provided for by law.


          Section 5.2 Upon the occurrence of any of the Events of Default, or at any time thereafter, and upon any exercise of its rights to foreclose on the Collateral as provided herein, Grantee may elect to treat the fixtures included in the Collateral either as real property or as personal property, but not as both, and proceed to exercise such rights as apply to the type of property selected.

          Section 5.3 Upon the occurrence of any of the Events of Default, and at all times thereafter during the continuation of any such Event of Default and thereafter upon any exercise by Grantee of its rights to foreclose on the Collateral as provided herein, in addition to all other rights and remedies herein conferred, Grantee shall have all of the rights and remedies of a mortgagee under a mortgage with respect to all of the Collateral. This Instrument shall be effective as a mortgage, and, upon the occurrence of an Event of Default, may be foreclosed as to any of the Collateral in any manner permitted by applicable law, and any foreclosure suit may be brought by Grantee. The provisions set forth in this Section 5.3 shall not in any way limit any other provision of this Instrument. Grantee shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the real property included in the Collateral or any part thereof, to exclude Debtor therefrom, to hold, use, operate, manage and control such real property, to make all such repairs, replacements, alterations, additions and improvements to the same as Grantee may deem proper, to sell all of the severed and extracted Hydrocarbons included in the same subject to the provisions of Article III, to demand, collect and retain all other earnings, proceeds and other sums due or to become due with respect to such real property, accounting for and applying to the payment of the Obligations only the net earnings arising therefrom after charging against the receipts therefrom all costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at an annual rate which equals the sum of the Index Rate plus five percentage points per year, as fully and effectually as if Grantee were the absolute owner of such real property and without any liability to Debtor in connection therewith.

          Section 5.4 Upon the occurrence of any of the Events of Default, or at any time thereafter during the continuation of any such Event of Default and thereafter upon any exercise by Grantee of its rights to foreclose on the Collateral as provided herein, Grantee, in lieu of or in addition to exercising any other power, right or remedy herein granted or by law or equity conferred, may proceed by an action or actions in equity or at law for the seizure and sale of the real property included in the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power, right or remedy herein granted or by law or equity conferred, for the foreclosure or sale of such real property or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of such real property or any part thereof or for the enforcement of any other appropriate equitable or legal remedy.

          Section 5.5 Upon the occurrence of any of the Events of Default, or at any time thereafter during the continuation of any such Event of Default and thereafter upon any exercise by Grantee of its rights to foreclose on the Collateral as provided herein, in addition to all other powers, rights and remedies herein granted or by law or equity conferred, Grantee shall have all of the rights and remedies of an assignee and secured party granted by applicable law, including the Uniform Commercial Code, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to take possession of the personal property included in the Collateral, and for that purpose Grantee may enter upon any premises on which any or all of such personal property is located and take possession of and operate such personal property or remove the same therefrom. Grantee may require Debtor to assemble such personal property and make it available to Grantee at a place to be designated by Grantee which is reasonably convenient to both parties. The following presumptions shall exist and shall be deemed conclusive with regard to the exercise by Grantee of any of its remedies with respect to personal property:

               (a) If notice is required by applicable law, five days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to Debtor. No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market.

               (b) Without in any way limiting the right and authority of Grantee to sell or otherwise dispose of Collateral in a commercially reasonable manner, the following, or any of them, shall be considered commercially reasonable: (i) Grantee may hold a public sale of the Collateral in Denver, Colorado or Houston, Texas, after having provided Debtor with five days' notice of such sale and after having published notice of such sale by an advertisement in such publication as may be permitted or required under applicable state law, as Grantee determines to be appropriate (which advertisement may be placed in the "classified" section), for a period of not less than five consecutive issues commencing not more than ten days prior to - the sale; (ii) the Collateral may be sold for cash; and (iii) Grantee or any other person owning, directly or indirectly, any interest in any of the Obligations may be a purchaser at such sale.

          Section 5.6 Upon the occurrence of any of the Events of Default, or at any time thereafter during the continuation of any such Event of Default and thereafter upon any exercise by Grantee of its rights to foreclose on the Collateral as provided herein, Grantee may, with respect to all or any portion of the Collateral, subject to any mandatory requirements of applicable law, sell or have sold the real property or interests therein included in the Collateral or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by law or by this Instrument, or, in the absence of any such requirement, as Grantee may deem appropriate. Grantee may postpone the sale of such real property or interests therein or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. Sale of a part of such real property or interests therein or any defective or irregular sale hereunder will not exhaust the power of sale, and sales may be made from time to time until all such property is sold without defect or irregularity or the Obligations are paid in full. Grantee shall have the right to appoint one or more attorneys-in-fact to act in conducting the foreclosure sale and executing a deed to the purchaser. It shall not be necessary for any of the Collateral at any such sale to be physically present or constructively in the possession of Grantee.

          Section 5.7 Grantee or any other person owning, directly or indirectly, any interest in any of the Obligations shall have the right to become the purchaser at any sale made pursuant to the provisions of this Article V and shall have the right to credit upon the amount of the bid made therefor the amount payable to it under or in connection with the Obligations. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including without limitation nonpayment of the Obligations and advertisement and conduct of such sale in the manner provided herein or provided by law. Debtor hereby ratifies and confirms all legal acts that Grantee may do in carrying out the provisions of this Instrument.


          Section 5.8 Debtor hereby waives and relinquishes, to the maximum extent permitted by law, and subject to any mandatory requirements of applicable law, Debtor hereby agrees that Debtor shall not at any time hereafter have or assert, any right under any law pertaining to: marshalling, whether of assets or liens, the sale of property in the inverse order of alienation, the exemption of homesteads, the administration of estates of decedents, appraisement, valuation, stay, extension, redemption, subrogation, or abatement, suspension, deferment, diminution or reduction of any of the Obligations (including, without limitation, setoff), now or hereafter in force. Debtor expressly agrees that Grantee may offer the Collateral as a whole or in such parcels or lots as Grantee, in its sole discretion elects, regardless of the manner in which the Collateral may be described.

          Section 5.9 All costs and expenses (including reasonable attorneys' fees, legal expenses, filing fees, and mortgage, transfer, stamp and other excise taxes) incurred by Grantee in perfecting, protecting and enforcing its rights hereunder, whether or not an Event of Default shall have occurred, shall be a demand obligation of Debtor to Grantee and shall bear interest at the rate provided in the Note, all of which shall be part of the Obligations.

          Section 5.10 The proceeds of any sale of the Collateral or any part thereof made pursuant to this Article V shall be applied as follows:

          A. First, to the payment of all costs and expenses incident to the enforcement of this Instrument, including, without limitation, a reasonable compensation to the agents, attorneys and counsel of Grantee;

          B. Second, to the payment or prepayment of the Obligations, in such order as Grantee shall elect; and

          C. Third, the remainder, if any, shall be paid to Debtor or such other person or persons as may be entitled thereto by law.

          Section 5.11 Upon any sale made under the powers of sale herein granted and conferred, the receipt of Grantee will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of Grantee, be obligated to see to the application thereof or be in any way answerable for any loss, misapplication or non-application thereof.

                                   ARTICLE VI

                            Miscellaneous Provisions
                            ------------------------

          Section 6.1 Each and every right, power and remedy hereby granted to Grantee shall be cumulative and not exclusive, and each and every right, power and remedy whether specifically hereby granted or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Grantee, and the exercise of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. All changes to and modifications of this Instrument must be in writing and signed by Debtor and Grantee.

          Section 6.2 If any provision hereof or of any of the other documents constituting, evidencing or creating all or any part of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof or of said documents shall remain in full force and effect in such jurisdiction and the remaining provisions hereof will be liberally construed in favor of Grantee in order to carry out the provisions hereof and of such other documents. The invalidity of any provision of this Instrument in any jurisdiction will not affect the validity or enforceability of any such provision in any other jurisdiction.

          Section 6.3 This Instrument will be deemed to be and may be enforced from time to time as an assignment, contract, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof, as is appropriate under applicable state law. A carbon, photographic or other reproduction of this Instrument or any financing statement in connection herewith shall be sufficient as a financing statement for any and all purposes.

          Section 6.4 Notwithstanding anything to the contrary contained herein, no rate of interest required hereunder or under the Obligations shall exceed the maximum legal rate under applicable law, and, in the event any such rate is found to exceed such maximum legal rate, Debtor shall be required to pay only such maximum legal rate.

          Section 6.5 Insofar as permitted by otherwise applicable law, this Instrument and the Obligations shall be construed under and governed by the laws of the State of Colorado; provided, however, that, with respect to any portion of the Collateral located outside of the State of Colorado, the laws of the place in which such property is located shall apply to the extent, and only to the extent, necessary to permit Grantee to enforce or realize upon its rights and remedies hereunder with respect to such property, and any such enforcement or realization proceedings shall be conducted in compliance with the applicable laws of the state where the Collateral is located. This Instrument is intended to be a credit line mortgage pursuant to West Virginia law.

          Section 6.6 This Instrument may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that to facilitate recordation, in particular counterparts hereof, portions of Exhibit "A" hereto which describe properties situated in counties other than the county in which the counterpart is to be recorded have been omitted. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

          Section 6.7 Unless otherwise specified in Exhibit "A" hereto, all recording references in Exhibit "A" hereto are to the official real property records of the county in which the affected land is located. Any references in Exhibit "A" hereto to liens, encumbrances and other burdens shall not be deemed to recognize or create any rights in third parties.

          Section 6.8 All deliveries and notices hereunder shall be deemed to have been duly made or given if made or given in conformity with the provisions of the Credit Agreement.

          Section 6.9 This Instrument shall bind and inure to the benefit of the respective successors and assigns of Debtor and Grantee, including, without limitation, any and all other banks, lending institutions and parties which may participate in the indebtedness evidenced by the Obligations or any of them. Notwithstanding any other provision contained herein, if any property interest granted by this Instrument does not vest on the execution and delivery of this Instrument, it shall vest, if at all, no later than 20 years after the execution and delivery of this Instrument. As used herein, the term "person" shall mean individual, corporation, limited liability company, partnership, joint venture, agency or other form of entity or association.

          Section 6.10 Some of the above goods are or are to become fixtures on the Land. The above described minerals or other substances of value which may be extracted from the earth (including without limitation oil and gas), and the accounts relating thereto will be financed at the wellhead of the well or wells located on the Land. This Instrument is to be filed for record in, among other places, the real estate records of each county in which the affected real estate is located; to wit, all of those listed in Exhibit "A." Debtor is the owner of a record interest in a portion of the real estate concerned. The mailing address of Debtor and the address of Grantee from which information concerning the security interest may be obtained are as set forth above.

          Section 6.11 Grantee shall be entitled to enforce payment of any indebtedness and performance of any other of the Obligations secured hereby and to exercise all rights and powers under this Instrument or under any other instrument or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of said indebtedness and other Obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained shall prejudice or in any manner affect Grantee's right to realize upon or enforce any other security now or hereafter held by Grantee, it being agreed that Grantee shall be entitled to enforce this Instrument and any other security now or hereafter held by Grantee in such order and manner as it may in its absolute discretion determine.

          EXECUTED as of the date first above written.

ATTEST:                                 AMERICAN RIVERS OIL COMPANY f/k/a
                                          METRO CAPITAL CORPORATION

/s/  PAM HOLLEY                         By:  /s/  KARLTON TERRY
-------------------------                   -----------------------------------
Pam Holley,                                 Karlton Terry,
Assistant Secretary                         President


(SEAL)
                                        By: /s/  JUBAL S. TERRY
                                            -----------------------------------
                                            Jubal S. Terry,
                                            Vice President


STATE OF COLORADO         )
                          ) ss.
CITY AND COUNTY OF DENVER )


          The foregoing instrument was acknowledged before me this 13th day of September, 1996, by Karlton Terry, as President, and by Jubal S. Terry, as Vice President, of AMERICAN RIVERS OIL COMPANY, a Wyoming corporation, f/k/a METRO CAPITAL CORPORATION, on behalf of the corporation. Witness my hand and official seal.


                                              /s/  SHEILA OGLE
                                             -----------------------------------
                                                   Notary Public

My Commission expires:  My Commission Expires 6/15/99
                        -----------------------------


(SEAL GRAPHIC OMITTED)

THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED SHOULD BE RETURNED TO:

David G. Stolfa
3300 South Columbine Circle
Englewood, Colorado 80110

                                    EXHIBIT A
                                    ---------
                             ADAMS COUNTY, COLORADO
                             ----------------------

               1. UPRR Panama #92-1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 S., R. 61 W., 6th P.M.
                          ---------------------------
                             Section 17: SW/4SE/4.

WORKING INTEREST .....................................................  36.9050%
NET REVENUE INTEREST .................................................  26.8121%

               2. Porter-UPRR #2. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 2 S.,R. 63 W., 6th P.M.
                           --------------------------
                              Section 23: E/2NW/4.

WORKING INTEREST ...................................................... 60.5645%
NET REVENUE INTEREST .................................................. 43.9464%

               3. Putnam #41-18. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 65 W., 6th P.M.
                          ---------------------------
                                Section 18: N/2.

WORKING INTEREST ...................................................... 34.9950%
NET REVENUE INTEREST .................................................. 25.1964%

               4. Wailes #1-1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                                    A-C-AD-1

                                    EXHIBIT A
                                    ---------

                         ADAMS COUNTY, COLORADO (CONT.)
                         ------------------------------

                         T. 2 S., R. 63 W., 6th P.M.
                         ---------------------------
                              Section 1: W/2SW/4.

WORKING INTEREST ....................................................   61.7333%
NET REVENUE INTEREST ................................................   48.7693%

               5. UPRR 60 Pan Am D-4. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. l S., R. 63 W., 6th P.M.
                          ---------------------------
                               Section 7: N/2SE/4.

WORKING INTEREST ...................................................... 62.8440%
NET REVENUE INTEREST .................................................. 49.2193%

               6. Eleanor Arnold B. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. l S., R. 64 W., 6th P.M.
                          ---------------------------
                               Section 10: SW/4.

WORKING INTEREST ...................................................... 55.8667%
NET REVENUE INTEREST .................................................. 44.7433%

               7. UPRR Julie #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. l S., R. 64 W., 6th P.M.
                          ---------------------------
                              Section 17: W/2NE/4.

WORKING INTEREST ...................................................... 57.7000%
NET REVENUE INTEREST .................................................. 45.2850%

               8. Ann #34-12. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working

                                    A-C-AD-2

                                    EXHIBIT A
                                    ---------
                         ADAMS COUNTY, COLORADO (CONT.)
                         ------------------------------

          Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                             Section 12: SW/4SE/4.

WORKING INTEREST ...................................................... 51.6320%
NET REVENUE INTEREST .................................................. 43.8871%

               9. Alice #44-18. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                             Section 18: SE/4SE/4.

WORKING INTEREST ...................................................... 53.4717%
NET REVENUE INTEREST .................................................. 42.7779%

               10. UPRR Bessie #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                              Section 17: E/2NE/4.

WORKING INTEREST ...................................................... 49.1794%
NET REVENUE INTEREST .................................................. 39.3436%

               11. Eiffel #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 63 W., 6th P.M.
                          ---------------------------
                               Section 19: SW/4.

WORKING INTEREST ...................................................... 37.7236%

NET REVENUE INTEREST .................................................. 26.7465%

                                    A-C-AD-3

                                    EXHIBIT A
                                    ---------

                         ADAMS COUNTY, COLORADO (CONT.)
                         ------------------------------

               12. Eleanor Arnold #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                                Section 2: SW/4.

WORKING INTEREST ...................................................... 55.8667%
NET REVENUE INTEREST .................................................. 44.7433%

               13. George Sauter #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                                Section 14: E/2.

WORKING INTEREST ...................................................... 51.6320%
NET REVENUE INTEREST .................................................. 43.8871%

               14. Hand-Muegge #1-32. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 3 S., R. 63 W., 6th P.M.
                          ---------------------------
                               Section 32: SE/4.

WORKING INTEREST ...................................................... 61.1626%
NET REVENUE INTEREST .................................................. 48.9577%

               15. Helzer Farms #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                               Section 25: NW/4.

WORKING INTEREST ...................................................... 37.1309%
NET REVENUE INTEREST .................................................. 25.5064%


                                    A-C-AD-4

                                    EXHIBIT A
                                    ---------

                         ADAMS COUNTY, COLORADO (CONT.)
                         ------------------------------

               16. Juanita State #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 1 S., R. 64 W., 6th P.M.
                           ---------------------------
                                Section 36: S/2.

WORKING INTEREST ...................................................... 48.0603%
NET REVENUE INTEREST .................................................. 38.7062%

               17. UPRR 60 Pan Am E-1 and E-2. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                                Section 3: SE/4.

WORKING INTEREST ...................................................... 55.8676%
NET REVENUE INTEREST .................................................. 44.7267%

               18. UPRR 60 Pan Am I. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 64 W., 6th P.M.
                          ---------------------------
                     Section 11: E/2SE/4 (below the base of
                        the J Sand formation), W/2SE/4.

WORKING INTEREST .....................................................  55.8677%
 NET REVENUE INTEREST ................................................ 44.7267%

               19. Fahk-Garrett. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 S., R. 57 W., 6th P.M.
                          ---------------------------
                                Section 4: W/2.

                                    A-C-AD-5

                                   EXHIBIT A
                                   ---------
                         ADAMS COUNTY COLORADO (CONT.)
                         -----------------------------


WORKING INTEREST ...................................................... 25.5183%
NET REVENUE INTEREST .................................................. 21.9624%

               20. Lewton "F" Unit #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 1 S. ,R. 62 W., 6th P.M.
                           ---------------------------
                               Section 31: NW/4.

WORKING INTEREST .....................................................  34.0618%
 NET REVENUE INTEREST ................................................  27.2494%

               21. Kalcevic #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 S., R. 62 W., 6th P.M.
                          ---------------------------
                              Section 30: S/2SW/4.

WORKING INTEREST ...................................................... 35.5783%
 NET REVENUE INTEREST ................................................. 28.4626%

               22. Linnebur #2. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 3 S., R. 60 W., 6th P.M.
                           ---------------------------
                              Section 5: SE/4SW/4.

WORKING INTEREST ...................................................... 26.6640%
 NET REVENUE INTEREST ................................................. 21.3312%

                                    A-C-AD-6

                                    Exhibit A
                                    ---------

                           ARAPAHOE COUNTY, COLORADO
                           -------------------------

               1. Krause-Albin #1-20. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 5 S., R. 63 W., 6th P.M.
                          ---------------------------
                             Section 20: NW/4NW/4.

WORKING INTEREST ...................................................... 61.1626%
NET REVENUE INTEREST .................................................. 48.9438%

                                    A-C-AR-1

                                    EXHIBIT A
                                    ---------
                            ELBERT COUNTY, COLORADO
                            -----------------------

               1. Champlin #569. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 6 S., R. 62 W., 6th P.M.
                          ---------------------------
                              Section 3: W/2NW/4.

WORKING INTEREST ...................................................... 51.6321%
NET REVENUE INTEREST .................................................. 38.7239%

                                     A-C-E-1

                                    EXHIBIT A
                                    ---------

                          WASHINGTON COUNTY, COLORADO
                          ---------------------------

               1. Belle Field Unit. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 53 W., 6th P.M.
                          ---------------------------
                           Section 34: E/2SW/4, SE/4.

                           T. 1 S., R. 53 W., 6th P.M.
                           ---------------------------
                           Section 2: NW/4, SW/4NW/4.
                           Section 3: N/2, NE/4SE/4.

WORKING INTEREST ...................................................... 61.1078%
NET REVENUE INTEREST .................................................. 48.7223%

                                    A-C-WA-1

                                    EXHIBIT A
                                    ---------

                             WELD COUNTY, COLORADO
                             ---------------------

               1. UPRR Lola #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 63 W., 6th P.M.
                          ---------------------------
                              Section 19: E/2SW/4.

WORKING INTEREST ...................................................... 51.6320%
NET REVENUE INTEREST .................................................. 38.7239%

               2. State #2-36. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 66 W., 6th P.M.
                          ---------------------------
                             Section 36: SE/4SW/4.

WORKING INTEREST ...................................................... 51.3878%
NET REVENUE INTEREST .................................................. 44.7726%

               3. Weld #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 20: SE/4SW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               4. Lee #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                                    A-C-WE-1

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------

                          T. 1 N., R. 63 W., 6th P.M.
                          ---------------------------
                              Section 20: S/2SE/4.

WORKING INTEREST ...................................................... 45.5742%
NET REVENUE INTEREST .................................................. 36.4592%

               5. Linda #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 64 W., 6th P.M.
                          ---------------------------
                              Section 24: N/2SE/4.

WORKING INTEREST ...................................................... 45.5635%
NET REVENUE INTEREST .................................................. 37.1364%

               6. Donagene #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 64 W., 6th P.M.
                          ---------------------------
                              Section 24: S/2SE/4.

WORKING INTEREST ...................................................... 45.4428%
NET REVENUE INTEREST .................................................. 36.6991%

               7. Lehl #1-30. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 65 W., 6th P.M.
                          ---------------------------
                                Section 30: N/2.

WORKING INTEREST ...................................................... 51.6320%
NET REVENUE INTEREST .................................................. 41.4444%

               8. Dottie #11-34. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the

                                    A-C-WE-2

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------

          production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 64 W., 6th P.M.
                          ---------------------------
                             Section 34: NW/4NW/4.

WORKING INTEREST ...................................................... 48.2163%
NET REVENUE INTEREST .................................................. 40.2276%

               9. Tina #42-12. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 1 S., R. 64 W., 6th P.M.
                           ---------------------------
                             Section 12: SE/4NE/4.

WORKING INTEREST ...................................................... 51.6320%
NET REVENUE INTEREST .................................................. 43.8871%

               10. Champlin #367. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 1 N., R. 63 W., 6th P.M.
                           ---------------------------
                              Section 5: SE/4SE/4.

WORKING INTEREST ...................................................... 38.8889%
NET REVENUE INTEREST .................................................. 33.0556%

               11. NESSSU Unit. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 66 W., 6th P.M.
                          ---------------------------
                              Section 17: S/2S/2.
                            Section 20: N/2, N/2S/2.

WORKING INTEREST ...................................................... 31.0710%
NET REVENUE INTEREST .................................................. 24.8689%

                                    A-C-WE-3

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------

               12. Oskarson #1, #2, #3 and #4. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                            T 2 N., R 68 W., 6th P M
                            ------------------------
                               Section 33: SW/4.

WORKING INTEREST ...................................................... 80.0000%
NET REVENUE INTEREST .................................................. 64.0000%

               13. Bernard #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                              Section 29: E/2SE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               14. Clem #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                               Section 31: NW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST                                                    20.0000%

               15. Sigg #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                              Section 19: E/2SE/4.

WORKING INTEREST .....................................................  19.6875%
NETREVENUE INTEREST ..................................................  15.7500%


                                    A-C-WE-4

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------


               16. Victor State #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 2 N., R. 62 W., 6th P.M.
                           ---------------------------
                              Section 20: W/2SW/4.

WORKING INTEREST ...................................................... 23.4375%
NET REVENUE INTEREST .................................................. 18.7500%

               17. Gorges #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                               Section 33: NW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               18. HSR Church #14-17. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:


                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                               Section 17: SW/4.

WORKING INTEREST ...................................................    25.0000%
NET REVENUE INTEREST ...............................................    20.0000%

               19. Linnebur #10-17. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense- bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below: .

                           T. 2 N., R. 62 W., 6th P.M.
                           ---------------------------
                         Section 17: S/2NE/4, N/2SE/4.

                                    A-C-WE-5

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY. COLORADO (CONT.)
                         -----------------------------

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               20. Beth #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 62 W., 6th P.M.
                          ---------------------------
                              Section 6: NW/4NE/4.

                                                         BPO              APO
                                                         ---              ---

WORKING INTEREST ...................................   25.0000%         16.6667%
NET REVENUEINTEREST ................................   20.0000%         13.3333%

               21. Bixby #42-2. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 63 W., 6th P.M.
                         ---------------------------
                              Section 2: SE/4NE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 19.2500%

               22. Blanche #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 20: NW/4NW/4.

                                                         BPO              APO
                                                         ---              ---

WORKING INTEREST ..................................... 18.7500%         17.1875%
NET REVENUE INTEREST ................................. 15.0000%         13.7500%

               23. Cooper #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense bearing interest therein not greater than the Working Interest described below, and (b) an interest in the

                                    A-C-WE-6

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------

          production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 20: SE/4NE/4.

WORKING INTEREST ...................................................    25.0000%
NET REVENUE INTEREST ...............................................    20.0000%

               24. Harold #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 31: NW/4SE/4.

WORKING INTEREST ...................................................... 24.0726%
NET REVENUE INTEREST .................................................. 19.2581%

               25. Ivan #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 63 W., 6th P.M.
                          ---------------------------
                              Section 1: SE/4NW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               26. Jerry #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 20: SE/4SE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               27. Joe #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and

                                    A-C-WE-7

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------

          interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 20: NW/4NE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               28. Klein #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                              Section 9: NW/4SE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 19.7266%

               29. Mart #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 27: NW/4NW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 19.6875%

               30. Martin #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 63 W., 6th P.M.
                          ---------------------------
                              Section 1: N/2SE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

                                    A-C-WE-8

 EXHIBIT A

               31. Nick #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 63 W., 6th P.M.
                          ---------------------------
                              Section 1: NW/4NE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               32. Paul #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 29: SE/4NE/4.


WORKING INTEREST ...................................................... 20.0781%
NET REVENUE INTEREST ..................................................16.0625%

               33. Prospect #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 28: SE/4NW/4.

WORKING INTEREST ...................................................... 22.5391%
NET REVENUE INTEREST .................................................. 18.0313%

               34. Ray #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 1 N., R. 63 W., 6th P.M.
                          ---------------------------
                              Section 2: NE/4SW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 18.7500%


                                    A-C-WE-9

                                    EXHIBIT A
                                    ---------

                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------

               35. Shoe #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 21: SW/4SE/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%

               36. State #36-1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 63 W., 6th P.M.
                          ---------------------------
                             Section 36: SE/4NW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 19.0625%

               37. State #36-3. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 63 W., 6th P.M.
                          ---------------------------
                             Section 36: SE/4SE/4.

WORKING INTEREST .....................................................  25,0000%
NET REVENUE INTEREST .................................................. 20.0000%

               38. Trupp #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                           T. 1 N.,R. 63 W., 6th P.M.
                           --------------------------
                              Section 2: NW/4SE/4.

                                   A-C-WE-10

                                    EXHIBIT A
                                    ---------
                         WELD COUNTY, COLORADO (CONT.)
                         -----------------------------

WORKING INTEREST .....................................................  25.0000%
NET REVENUE INTEREST .................................................  20.0000%

               39. Vic #1. All of Debtor's right, title and interest in and to the lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

                          T. 2 N., R. 62 W., 6th P.M.
                          ---------------------------
                             Section 16: SE/4SW/4.

WORKING INTEREST ...................................................... 25.0000%
NET REVENUE INTEREST .................................................. 20.0000%


                                   A-C-WE-11

                                    EXHIBIT A
                                    ---------

                           HENDERSON COUNTY, KENTUCKY
                           --------------------------

     1. Sparkle. All of Debtor's right, title and interest in and to the leases and/or lands described below (being the same property conveyed to Debtor by Karlton Terry Oil Company, Karlton Terry and Jubal Terry by Assignment, Bill of Sale and Conveyance dated November 30, 1995, and recorded in Book 166 Pages 333-359 of the County Clerk's office of Henderson County, Kentucky), which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

          (1) That certain Oil and Gas Lease granted from Henderson County, Commonwealth of Kentucky to Karlton Terry Oil Company dated November 24, 1992 and recorded in Book 163 Pages 624-630 of the County Clerk's office of Henderson County, Kentucky, covering those segments of the Ohio River bed running from Mile .807 to Mile .809 and Mile .810 to Mile .811 and Mile .817 to Mile .822.5 and Mile .823 to Mile .824 and Mile .827.25 to Mile .829 and Mile .830.5 West to the Union County line approximately Mile .831.75 for a total of approximately 12.25 miles of total river bed length and encompassing approximately 1,470 acres, more or less.

          (2) That certain Farmout Agreement (and all rights derived therefrom, including without limitation leasehold interests, mineral interests and other interests) granted from Geigo Company to Karlton Terry Oil Company dated September 1, 1993 and recorded in Book 164 Pages 575-581 of the County Clerk's office of Henderson County, Kentucky, subject to the terms thereof, covering the N/2 of the following-described tract of land: A tract of land located on the Ohio River, approximately 4 miles Northwest of Smith Mills, and being Lot No. 9 in the Division of the Estate of William Scaper, Deceased, divided by his heirs by Deed of partition dated July 20, 1881 and recorded in Deed Book 6 at Page 472 in the Henderson County Court Clerk's office, bounded and described as follows, to-wit: Beginning at a Sycamore on the bank of the Ohio River and corner to the Homestead plat of the Anderson tract; thence down the river W. 139 poles to a stake on the bank of the river and corner to M. Merritt; thence with his line S. 234 poles to a small Dogwood and Sweetgum in said Merritt's line; thence E. 139 poles to a Black Oak and Hickory in the line of the Anderson Homestead Survey; thence with his line N. 234 poles to the beginning, containing 203 acres, more or less, Henderson County, Kentucky -- Aaron Waller Estate: being the same land I conveyed to Aaron Waller by Henderson National Bank by Deed

                                     A-K-1

                                    EXHIBIT A

                                    ---------

                       HENDERSON COUNTY, KENTUCKY (CONT.)
                       ----------------------------------

dated September 24, 1926 and recorded in Deed Book 73, Page 504, and devised to Co-Trustees by Will of Aaron Waller, dated October 22, 1926 and recorded in Will Book "G" at Page 106, in the Henderson County Clerk's Office.

WORKING INTEREST .....................................................  74.7500%
NET REVENUE INTEREST .................................................  61.5340%







                                     A-K-2

                                    EXHIBIT A
                                    ---------

               WETZEL, TYLER AND PLEASANT COUNTIES. WEST VIRGINIA
               --------------------------------------------------

     1. Ohio River. All of Debtor's right, title and interest in and to the leases and/or lands described below, which right, title and interest is such that Debtor owns: (a) an expense-bearing interest therein not greater than the Working Interest described below, and (b) an interest in the production therefrom not less than the Net Revenue Interest described below:

          That certain Oil and Gas Lease dated July 17, 1991, from the State of West Virginia, as lessor, to Karlton Terry Oil Company, as lessee, recorded in: (a) Oil and Gas Lease Book 74, Page 62 of the official records of Wetzel County, West Virginia; (b) Deed Book 291, Page 482 of the official records of Tyler County, West Virginia; and (c) Deed Book 222, Page 596 of the official records of Pleasant County, West Virginia, covering the bed of the Ohio River from the low-water mark on the eastern bank to the low-water mark on the western bank running from Mile Point 133 to Mile Point 144 and Mile Point 148 to Mile Point 161, encompassing approximately 3690 acres, excluding Lower Brothers Island, Middle Brothers Island, Bat Island, Grandview Island, Mill Creek Island, Wells Island, Witten Towhead, Williamson Island and Paden Island, all as shown on the location maps attached hereto and made a part hereof.

WORKING INTEREST ...................................................... 50.0000%
NET REVENUE INTEREST .................................................. 40.0000%

                                     A-WV-1